UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 6, 2008

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

EARNINGS PER COMMON SHARE GUIDANCE

In anticipation of meetings with members of the investment community, MDU Resources Group, Inc. (the “Company”) has reaffirmed, as of March 6, 2008, its prior guidance, set forth in the Company’s December 31, 2007 Annual Report on Form 10-K (“Form 10-K”) filed on February 20, 2008, that earnings per common share for 2008, diluted, are projected in the range of $1.65 to $1.90.

The following information updates the key hedging assumptions set forth in the Company's Form 10-K under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations – Prospective information" for the Natural Gas and Oil Production segment since the filing of the Form 10-K.  The reaffirmation of the earnings per common share guidance is based on this update as well as the other key strategies, projections and assumptions set forth in the Form 10-K, to which there have been no material changes since the filing of the Form 10-K, and which are incorporated herein by reference.

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For 2008, the Company has hedged approximately 40 percent to 45 percent of its estimated natural gas production and less than 5 percent of its estimated oil production. Of its estimated natural gas production, the Company has hedged approximately 20 percent to 25 percent for 2009, and less than 5 percent for 2010 and 2011. The hedges that are in place as of March 5, 2008, are summarized in the following chart:

Commodity	Index*	Period Outstanding	Forward Notional Volume (MMBtu/Bbl)	Price Swap or Costless Collar Floor-Ceiling (Per MMBtu/Bbl)
Natural Gas	Ventura	1/08 - 3/08	910,000	$8.00-$8.75
Natural Gas	Ventura	1/08 - 3/08	364,000	$9.01
Natural Gas	Ventura	1/08 - 3/08	910,000	$9.35
Natural Gas	CIG	1/08 - 3/08	910,000	$7.00-$7.79
Natural Gas	CIG	1/08 - 3/08	910,000	$8.06
Natural Gas	Ventura	4/08 - 10/08	1,070,000	$7.00-$8.05
Natural Gas	Ventura	4/08 - 10/08	1,070,000	$7.00-$8.06
Natural Gas	Ventura	4/08 - 10/08	1,070,000	$7.45
Natural Gas	Ventura	4/08 - 10/08	1,070,000	$7.50-$8.70
Natural Gas	Ventura	4/08 - 10/08	1,070,000	$8.005
Natural Gas	Ventura	4/08 - 10/08	749,000	$7.25-$8.02
Natural Gas	CIG	4/08 - 10/08	749,000	$5.75-$7.40
Natural Gas	Ventura	1/08 - 12/08	1,830,000	$7.00-$8.45
Natural Gas	Ventura	1/08 - 12/08	1,830,000	$7.50-$8.34
Natural Gas	Ventura	1/08 - 12/08	3,294,000	$8.55
Natural Gas	NYMEX	1/08 - 12/08	1,830,000	$7.50-$10.15
Natural Gas	HSC	3/08 - 12/08	2,080,800	$7.91
Natural Gas	CIG	4/08 - 12/08	1,375,000	$6.75-$7.04
Natural Gas	CIG	4/08 - 12/08	1,375,000	$6.35
Natural Gas	CIG	4/08 - 12/08	1,375,000	$6.41
Natural Gas	Ventura	4/08 - 12/08	3,850,000	$9.10
Natural Gas	NYMEX	4/08 - 12/08	1,375,000	$9.00-$10.50
Natural Gas	Ventura	11/08 - 12/08	427,000	$9.25
Natural Gas	Ventura	11/08 - 12/08	610,000	$8.85
Natural Gas	CIG	1/09 - 3/09	225,000	$8.45
Natural Gas	HSC	1/09 - 12/09	2,482,000	$8.16
Natural Gas	Ventura	1/09 - 12/09	1,460,000	$7.90-$8.54
Natural Gas	Ventura	1/09 - 12/09	4,380,000	$8.25-$8.92
Natural Gas	Ventura	1/09 - 12/09	3,650,000	$9.02
Natural Gas	CIG	1/09 - 12/09	3,650,000	$6.50-$7.20
Natural Gas	CIG	1/09 - 12/09	912,500	$7.27
Natural Gas	NYMEX	1/09 - 12/09	1,825,000	$8.75-$10.15
Natural Gas	HSC	1/10 - 12/10	1,606,000	$8.08
Natural Gas	HSC	1/11 - 12/11	1,350,500	$8.00
Crude Oil	NYMEX	1/08 - 12/08	73,200	$67.50-$78.70
* Ventura is an index pricing point related to Northern Natural Gas Co.’s system; CIG is an index pricing point related to Colorado Interstate Gas Co.’s system; HSC is the Houston Ship Channel hub in southeast Texas which connects to several pipelines.

FORWARD-LOOKING STATEMENTS

The foregoing earnings per common share guidance for 2008 constitutes a forward-looking statement on behalf of the Company, within the meaning of Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, actual results may differ materially. For a discussion of the important factors that could cause actual results to differ, reference is made to Item 1A – Risk Factors in the Form 10-K, which are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.

Date March 6, 2008	By /s/ Doran N. Schwartz
Doran N. Schwartz
Vice President and
Chief Accounting Officer